UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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International Assets Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. CENTRAL PARKWAY, SUITE 2060

ALTAMONTE SPRINGS, FLORIDA 32701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 26, 2004

TO THE SHAREHOLDERS OF

INTERNATIONAL ASSETS HOLDING CORPORATION

The annual meeting of the shareholders of International Assets Holding Corporation will be held on Friday, March 26, 2004, at 10:00 a.m., local time, at the Company’s corporate offices, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida, for the following purposes:

1. To elect six directors to serve until the 2005 annual meeting of shareholders.

2. To approve an amendment to the International Assets Holding Corporation 2003 Stock Option Plan to increase the total number of shares authorized for issuance under the plan from 750,000 shares to 1,000,000 shares.

3. To ratify the appointment of KPMG LLP as the Company’s independent accountants for the 2004 fiscal year.

4. To authorize the issuance of up to 2,286,956 shares of common stock upon the conversion or exercise of certain convertible notes and warrants to be issued by the Company, including the issuance of up to 330,435 of these shares to the Company’s executive officers and directors.

5. To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 8,000,000 shares to 12,000,000 shares.

6. To transact such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on February 2, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible.

By Order of the Board of Directors

DIEGO J. VEITIA

Chairman

Altamonte Springs, Florida

February 9, 2004

ANNUAL MEETING	1

PROPOSAL 1— ELECTION OF DIRECTORS	3

PROPOSAL 2—APPROVAL OF AMENDMENT TO INTERNATIONAL ASSETS HOLDING CORPORATION 2003 STOCK OPTION PLAN	8

PROPOSAL 3—RATIFICATION OF INDEPENDENT ACCOUNTANTS	12

PROPOSAL 4—APPROVAL FOR PURPOSES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. RULE 4350 OF THE ISSUANCE OF UP TO 2,286,956 SHARES OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OR EXERCISE OF CERTAIN CONVERTIBLE NOTES AND WARRANTS TO BE ISSUED BY THE COMPANY, INCLUDING THE ISSUANCE OF UP TO 330,435 OF THESE SHARES TO THE COMPANY’S EXECUTIVE OFFICERS AND DIRECTORS	15

PROPOSAL 5—APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 8,000,000 SHARES TO 12,000,000 SHARES	23

PROPOSAL 6—OTHER MATTERS	26

MANAGEMENT	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL	33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	35

GENERAL INFORMATION	35

EXHIBIT A—International Assets Holding Corporation Amended 2003 Stock Option Plan

EXHIBIT B—Form of 7% Convertible Subordinated Note

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INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. Central Parkway

Suite 2060

Altamonte Springs, Florida 32701

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 26, 2004

General

The enclosed proxy is solicited on behalf of the Board of Directors of International Assets Holding Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of shareholders to be held on Friday, March 26, 2004, at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company’s corporate offices at 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida. The Company intends to mail this proxy statement and accompanying proxy card on or about February 17, 2004 to all shareholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

Only holders of record of common stock at the close of business on February 2, 2004 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 4,750,552 shares of common stock.

Each holder of record of common stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon. If no choice is indicated on the proxy, the shares will be voted in favor of Proposals 1, 2, 3, 4 and 5.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans and issuance of additional securities.

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Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Corporate Secretary of the Company at the Company’s principal executive offices, 220 E. Central Parkway, Altamonte Springs, Florida 32701, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Required Vote

No business can be conducted at the annual meeting unless a majority of all outstanding shares entitled to vote are either present in person or represented by proxy at the meeting. A plurality of the shares present at the meeting in person or by proxy is required for the election of directors. Under the Company’s bylaws, the affirmative vote of a majority of the shares present at the meeting in person or by proxy is required for all other items. For this purpose, abstentions and broker non-votes have the same effect as votes cast against a particular proposal.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed, and may be increased or decreased by resolution of the board of directors. Currently, the board has fixed the number of directors at 6 persons. The Board of Directors has nominated six persons to serve as directors until the 2005 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees is a current director of the Company, and has agreed to serve if elected. The nominees are as follows:

Name of Nominee	Age	Director Since
Diego Veitia	60	1987
Sean M. O’Connor	41	2002
Scott J. Branch	41	2002
Edward R. Cofrancesco, Jr.	41	2002
Robert A. Miller, Ph.D.	60	1998
John Radziwill	56	2002

The background of each nominee for director is as follows:

Diego J. Veitia founded the Company in 1987 and has served as Chairman of the Board since that time. He served as Chief Executive Officer of the Company from its inception in 1987 until October 2002. He has also served as President of the Company on several occasions, including most recently from September 2001 to October 2002.

Sean M. O’Connor joined the Company in October 2002 as Chief Executive Officer. In December 2002, he was elected to the Board of Directors. From 1994 until 2002, Mr. O’Connor was Chief Executive Officer of Standard New York Securities, a division of Standard Bank. From 1999 until 2002, Mr. O’Connor also served as Executive Director of Standard Bank London, Ltd., a United Kingdom bank and subsidiary of the Standard Bank of South Africa.

Scott J. Branch joined the Company in October 2002 as President. In December 2002, he was elected to the Board of Directors. Mr. Branch was General Manager of Standard Bank London, Ltd. from 1995 until 2002. During this period, he also served in other capacities for Standard Bank, including management of its banking and securities activities in the Eastern Mediterranean Region and management of its forfeiting and syndications group.

Edward R. Cofrancesco, Jr. joined the Company in December 2000 and currently serves as the Executive Vice President and Chief Operating Officer. He was elected to the Board of Directors in 2002. Since 2000, he has served in several positions with the Company, including as the Senior Vice President of INTL Trading and International Assets Advisory Corporation, the Company’s former subsidiary. He was appointed Executive Vice President and Chief Operating Officer in 2002. Mr. Cofrancesco served as a Vice President of Institutional Sales for Lehman Brothers from February 2000 to December 2000, and as Vice President and Manager of the international trading division of Raymond James from 1993 to February 2000.

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Robert A. Miller, Ph.D. was elected as a director of the Company in February 1998. Dr. Miller has served as President of Nazareth College in Rochester, New York since 1998. He is currently a director of Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, N.Y. Dr. Miller previously served as the Academic Vice President of Queens College in Charlotte, North Carolina from 1994 to 1998. Dr. Miller previously served as a director of America’s All Seasons Fund, Inc. until December 1998.

John Radziwill was elected as a director of the Company in December 2002. Mr. Radziwill is currently a director of Lionheart Group, Inc., USA Micro Cap Value Co. Ltd, Goldcrown Group Limited, New York Holdings Limited, Acquisitor Plc and Acquisitor Holdings (Bermuda) Ltd. In the past five years he has also served on the boards of Air Express International Corp., Interequity Capital Corporation, GP and Radix Organization Inc. Mr. Radziwill is a member of the Bar of England and Wales.

THE BOARD RECOMMENDS A VOTE

IN FAVOR OF EACH NOMINEE

Board Committees and Meetings

During the fiscal year ended September 30, 2003, the Board of Directors held six meetings. The Board currently has an Audit Committee, a Compensation Committee and a Nominating/Personnel Committee. Committee assignments are re-evaluated annually and approved by the Board at its meeting that follows the annual meeting of shareholders.

The Audit Committee meets at least quarterly with the Company’s management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent accountants, assess the adequacy of the Company’s staff, management performance and procedures in connection with financial controls and receive and consider the accountants’ comments as to internal controls. The Audit Committee acts pursuant to a written charter. At the beginning of the 2003 fiscal year, the Audit Committee was composed of Messrs. Robert A. Miller (Chairman), Jerome F. Miceli and Jeffrey L. Rush. Effective December 6, 2003, Mr. Miceli and Mr. Rush resigned from the Board and the Audit Committee. After their resignation, the Audit Committee was composed of Messrs. Radziwill (Chairman) and Mr. Miller. The Audit Committee met 4 times during the 2003 fiscal year. All members of the Audit Committee are independent directors, within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (the “NASD”).

The Compensation Committee makes recommendations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company’s executive officers, directors and other key employees and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee does not have a written charter. At the beginning of the 2003 fiscal year, the Compensation Committee was composed of Mr. Rush (Chairman), Mr. Miller and Mr. Miceli. Effective December 6, 2003, Mr. Rush and Mr. Miceli resigned from the Board and the Compensation Committee. After their resignation,

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the Compensation Committee was composed of Mr. Miller and Mr. Radziwill (as Co-Chairmen). The Compensation Committee met 2 times during the 2003 fiscal year. All of the members of the Compensation Committee are independent directors within the meaning of Rule 4200 of the NASD.

The Nominating/Personnel Committee reviews and evaluates the effectiveness of the Company’s executive development and succession planning processes, as well as providing active leadership and oversight of these processes. In addition, the Nominating/Personnel Committee evaluates and recommends nominees for membership on the Company’s Board of Directors and its committees. The Committee does not have a written charter, although it intends to adopt one prior to the 2005 Annual Meeting.

At the beginning of fiscal 2003, the Nominating/Personnel Committee was composed of Mr. Miller (Chairman), Mr. Miceli and Mr. Rush. Effective December 6, 2003, Mr. Miceli and Mr. Rush resigned from the Board and the Nominating/Personnel Committee. After their resignation, the Nominating/Personnel Committee was composed of Mr. Miller (Chairman) and Mr. Radziwill. The Committee met one time in fiscal 2003. All of the members of the Nominating/Personnel Committee are independent directors within the meaning of Rule 4200 of the NASD.

As indicated above, nominating functions are handled by the Nominating/Personnel Committee.

Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating/Personnel Committee. To date, the Company has not received any recommendations from shareholders requesting that the Nominating/Personnel Committee (or any predecessor) consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating/Personnel Committee will consider this matter fully during the upcoming year with a view to adopting and publishing a policy on shareholder recommendations for director nominees prior to the 2005 Annual Meeting.

In evaluating director nominees, the Nominating/Personnel Committee considers the following factors:

•	the appropriate size of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in securities markets, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

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•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating/Personnel Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating/Personnel Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. The Nominating/Personnel Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating/Personnel Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating/Personnel Committee or the Board decides not to re-nominate a member for re-election, the Nominating/Personnel Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating/Personnel Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating/Personnel Committee. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Historically, the Company has not adopted a formal process for shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes its responsiveness to shareholder communications to the Board has been excellent. Nevertheless, during the upcoming year, the Board will give full consideration to the adoption of a formal process for shareholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Shareholders, it encourages directors to attend. The 2002 and 2003 Annual Meetings were attended by 66% and 50% of the directors, respectively. The Board will give consideration during the upcoming year of

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establishing a formal policy on this issue, so as to maximize attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law.

During the fiscal year ended September 30, 2003, each Board member attended at least 75% of the aggregate of the meetings of the Board, and of the Committees on which he served, held during the period for which he was a Board or Committee member, respectively.

The Board has determined that Mr. Miller and Mr. Radziwill are “independent directors” within the meaning of Rule 4200 of the NASD.

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PROPOSAL 2 – APPROVAL OF AMENDMENT TO INTERNATIONAL ASSETS

HOLDING CORPORATION 2003 STOCK OPTION PLAN

General

In December 2002, the Board of Directors adopted, and the shareholders subsequently approved, the Company’s 2003 Stock Option Plan (the “2003 Option Plan”). As of February 6, 2004, there were 87,750 shares of the Company’s common stock available for issuance under the 2003 Option Plan.

The Board of Directors of the Company believes that stock options are a key aspect of the Company’s ability to attract and retain qualified personnel in the face of high demand for qualified personnel. The Board has approved an amendment to increase the aggregate number of shares of common stock authorized for issuance under the 2003 Option Plan by 250,000 shares, subject to shareholder approval, in order to ensure that the Company is able to continue to grant stock options to employees and consultants at levels determined appropriate by the Board. In the event that this Proposal 2 is not approved by the shareholders, and as a consequence the Company is unable to continue to grant options at competitive levels, the Company’s management believes that it will negatively affect the Company’s ability to meet its needs for highly qualified personnel and its ability to manage future growth. Without these additional shares, management expects that the current shares available for grant under the 2003 Option Plan will not be sufficient to maintain our option grant practices after June 30, 2004.

The Board of Directors administers the 2003 Option Plan and determines the number of options to be granted thereunder, subject to an annual limitation on the total number of options that may be granted to any employee. Details are presented in the Summary Compensation Table regarding stock options granted during the last three years to each of the Company’s five most highly compensated executed officers.

As of February 6, 2004, the closing price for the Company’s common stock on the National Association of Securities Dealers Automated Quotation System was $6.78 per share.

Plan Description

The following summary describes briefly the principal features of the 2003 Plan, which is attached as Exhibit A to this Proxy Statement. This summary does not purport to be complete and is subject to and qualified in its entirety by the provisions of the 2003 Plan.

Purpose

The purpose of the 2003 Plan is to advance the growth and development of the Company by affording an opportunity to directors, executives, consultants and key employees of the Company and its affiliates to purchase shares of the Company’s common stock and to provide incentives for them to put forth maximum efforts for the success of the Company’s business.

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Eligibility

The 2003 Plan provides that awards may be granted to directors, consultants, officers, and executive, managerial, and other key employees of the Company or any parent or subsidiary of the Company. Approximately 30 employees of the Company and its subsidiaries are currently eligible to participate in the Plan.

Shares Subject to the Plan

The current total number of shares of common stock which may be issued by the Corporation to all optionees under the 2003 Plan is 750,000 shares and will increase to 1,000,000 shares upon shareholder approval of the proposed amendment to the 2003 Plan. If and to the extent an option granted under the 2003 Plan expires or terminates for any reason whatsoever, in whole or in part, the shares (or remaining shares) of stock subject to that particular option shall again be available for grant under the 2003 Plan.

Administration

The 2003 Plan is currently administered by the Board of Directors of the Company, although the Plan provides that the Board may authorize the Compensation Committee to administer the Plan on behalf of the Board. The Board may issue incentive stock options (“Incentive Options”) within the meaning as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not qualify as Incentive Options (“Nonqualified Options”). In addition, the Board shall have the discretion to determine the employees, directors and consultants to whom options are to be granted and the number of shares subject to the options.

General Conditions

The 2003 Plan sets forth certain general conditions relating to the options that may be granted thereunder: (a) the maximum term of any Incentive Option shall be 10 years; (b) an option shall be exercisable only as long as optionee is in “continuous employment” with or any parent subsidiary or successor thereof except as expressly permitted by the 2003 Plan; and (c) an option granted under the Company as such term is defined in the Plan or is continually on the Board of Directors of the Company, the 2003 Plan shall not be assignable or transferable other than by will or the laws of descent and distribution.

Stock Options

The option price of stock options granted under the 2003 Plan shall not be less than 100% of the fair market value of the stock on the date the option is granted. The option price of stock options granted under the 2003 Plan to any individual who possesses more than 10% of the combined voting power of all classes of common stock of the Company shall not be less than 110% of the fair market value of the stock on the date the option is granted.

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Options shall become exercisable as provided by the Board in each option agreement. An option shall terminate upon the occurrence of the following conditions: (a) the expiration of one year after termination of employment by death or disability; (b) immediately upon termination for cause; (c) the expiration of 90 days after termination of employment for a reason other than death, disability or cause; or (d) the expiration of 90 days after the removal or resignation of the optionee from the Board.

The 2003 Plan contains certain additional conditions applicable to options designated as Incentive Options. Incentive Options may be granted only to employees. No employee may be granted Incentive Options exercisable for the first time in any calendar year in which Incentive Options have an aggregate fair market value of stock (determined for each Incentive Option at its date of grant) in excess of $100,000. An Incentive Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a per-share exercise price of not less than 110% of the fair market value of the stock on the date the option is granted.

Payment of the exercise price may be made in cash, by certified bank check, in shares of the Company’s common stock or any combination of the foregoing. At the discretion of the Board, the Company may also accept a promissory note, secured or unsecured, in the amount of the option price.

Plan Termination and Amendment

Under its terms, the 2003 Plan will terminate on December 19, 2012. Furthermore, the 2003 Plan may be amended or terminated at any time by the Board. Any termination shall not affect any award then outstanding. Amendments to the Plan may be made without shareholder approval, except as such shareholder approval may be required by law or the rules of a national securities exchange, or if the amendment would increase the number of shares that may be issued under the Plan, or modify the requirements as to eligibility for participation in the Plan.

The Company’s executive officers exercised a total of 3,200 options during the fiscal year ended September 30, 2003.

Federal Tax Treatment of Options

If an option is granted to an employee in accordance with the terms of the 2003 Plan, no income will be recognized by such employee at the time the option is granted.

Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the Company in the year in which the optionee recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the 2003 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the

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sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

Section 16(b) of the Exchange Act generally subjects executive officers, directors and 10% shareholders of the Company to potential liability if they both buy and sell shares of the Company’s stock within a six-month period. In the case of employees who are subject to these rules, generally, unless the employee elects otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a Nonqualified Option will be the later of (i) the date the six-month period following the date of grant lapses and (ii) the date of exercise of the Nonqualified Option.

Generally, upon exercise of an Incentive Option, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the 2003 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the employee will recognize ordinary income, and the Corporation will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Incentive Option will ordinarily constitute capital gain. In the case of an employee subject to the Section 16(b) restrictions discussed above, the relevant date in measuring the employee’s ordinary income and the Company’s tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses or (ii) the date of exercise of the Incentive Option.

If an option is exercised through the use of stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired through the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a Nonqualified Option.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE AMENDMENT TO THE 2003 OPTION PLAN.

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PROPOSAL 3 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent accountants for the fiscal year ending September 30, 2004. The Board has endorsed this appointment and it is being presented to the stockholders for ratification.

Representatives of KPMG LLP are expected to be present at the 2004 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of KPMG LLP as the Company’s independent accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee reviewed with KPMG LLP, who are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has reviewed the written disclosures and the letter from KPMG LLP required by Independent Standards Board Standard No.1. In addition, the Committee has discussed with KPMG LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with KPMG LLP the overall scope and plans for their audit. The Committee meets with KPMG LLP, with and without management present, to discuss the results of their examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting process. The Audit Committee held four meetings during fiscal year 2003.

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2003 for filing with the Securities and Exchange Commission. The Committee also recommended, subject to shareholder approval, the selection of the Company’s independent accountants.

John Radziwill

Robert A. Miller

Fees Paid To KPMG LLP

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the fiscal years ended September 30, 2003 and 2002 and fees billed for other services rendered by KPMG LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees(1)	$60,000	$48,850
Audit Related Fees (2)	—	—
Tax Fees(3)	21,800	41,050
All Other Fees (4)	—	—

Total	$81,800	$89,900

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and international tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any

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pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. During the 2003 fiscal year, 100% of the audit services were pre-approved by the Audit Committee. None of the tax services were pre-approved because they were provided prior to the requirement of pre-approval under the Sarbanes-Oxley Act.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE

COMPANY’S INDEPENDENT ACCOUNTANTS.

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PROPOSAL 4

APPROVAL FOR PURPOSES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. RULE 4350 OF THE ISSUANCE OF UP TO 2,286,956 SHARES OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OR EXERCISE OF CERTAIN CONVERTIBLE NOTES AND WARRANTS TO BE ISSUED BY THE

COMPANY, INCLUDING THE ISSUANCE OF UP TO 330,435 OF THESE SHARES TO THE

COMPANY’S EXECUTIVE OFFICERS AND DIRECTORS

The Company currently intends to undertake a private placement of up to $12,000,000 in principal amount of the Company’s 7% Convertible Subordinated Notes (the “Notes”). Subject to the approval of the Company’s shareholders, the Notes will be convertible at the option of the holders at any time prior to maturity into shares of the Company’s common stock at an initial conversion price of $5.75 per share. The conversion price may be adjusted to reflect stock splits, stock dividends and similar transactions. The Notes may also be convertible at the option of the Company at any time during any 90 day period following each date on which all of the following conditions are satisfied: (i) the closing price of the Company’s common stock exceeds $8.00 per share (proportionately adjusted to reflect adjustments to the conversion price) for 20 consecutive trading days; and (ii) the issuance of shares of the Company’s common stock under the Notes has been registered under the Securities Act.

The Company has entered into an agreement with an unaffiliated broker/dealer (the “Placement Agent”) to act as placement agent for the offering of the Notes. Under this agreement, the placement agent would receive warrants to purchase up to 200,000 shares of the Company’s common stock (the “Warrants”).

The Company is seeking shareholder approval to the issuance of up to 2,286,956 shares of common stock upon the conversion of the Notes and exercise of the Warrants, including the issuance of up to 330,345 of these shares to the Company’s executive officers and directors.

Why We Are Seeking Shareholder Approval

The issuance of shares upon the conversion of the Notes and the exercise of the Warrants is being submitted to the shareholders at the 2004 Annual Meeting to comply with the Rules of the National Association of Securities Dealers, Inc. (“NASD”) applicable to entities, such as the Company, which have securities authorized for trading on the Nasdaq SmallCap Market System (“Nasdaq”).

Under NASD Rule 4350(i)(1)(D), companies which have securities traded on Nasdaq must obtain shareholder approval prior to the issuance of common stock in a private offering at a price less than the greater of the book and market value per share of such common stock, if the issuance amounts to twenty percent (20%) or more of the common stock or twenty percent (20%) or more of the voting power of a company outstanding before the issuance (the “20% Rule”). Under NASD Rule 4350(i)(1)(A), as interpreted by NASD, companies which have

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securities traded on Nasdaq must also obtain shareholder approval prior to the issuance of common stock in a private offering to the Company’s executive officers, directors and their affiliates at a price less than the market value per share (the “Insider Purchase Rule”).

The Company’s Board of Directors has submitted this Proposal 4 to the Company’s shareholders for approval because the 20% Rule and the Insider Purchase Rule may apply to issuance of the Company’s common stock upon the conversion of the Notes and the exercise of the Warrants, depending on the book value and the market value of the Company’s common stock at the time that the Notes and Warrants are sold. The closing price of the Company’s common stock on February 6, 2004 was $6.78 per share.

As of February 6, 2004, the Company had issued and outstanding 4,750,552 shares of common stock. If the Company were to sell all of the Notes, then the holders of the Notes and Warrants would be entitled to receive 2,286,956 shares of common stock upon the conversion of the Notes and exercise of the Warrants, if the shareholders approve this Proposal 4 and Proposal 5. These shares would represent approximately 48.1% of the Company’s outstanding shares as of February 6, 2004.

The Company executive officers and directors have indicated that they may purchase up to $1,900,000 in principal amount of the Notes. If all of these Notes were converted into common stock, these officers and directors would receive 330,435 shares of common stock, or 7.0% of the total outstanding on February 6, 2004.

The approval sought under this Proposal 4 will be effective to satisfy the shareholder approval required by the 20% Rule and the Insider Purchase Rule. Under the NASD Rules, the minimum vote which will constitute shareholder approval of this Proposal 4 for the purposes of the 20% Rule and the Insider Purchase Rule is a majority of the total votes cast on the proposal in person or by proxy at the 2004 Annual Meeting.

Impact if Proposal 4 is Not Approved

The Board of Directors has determined that the approval of the issuance of the common stock under the Notes will be in the best interest of the Company and its shareholders because the approval will enhance the Company’s ability to sell the Notes and provide the Company with the ability to cause the conversion of the Notes under certain circumstances. In this connection, the Company believes that the Notes will be more attractive to investors if they are convertible into the Company’s common stock and if the Company’s executive officers and directors are able to purchase a significant portion of the Notes. Additionally, the Notes provides that the Company has the right to cause the Notes to be converted at any time during any 90 day period following each date on which all of the following conditions are satisfied: (i) the closing price of the Company’s common stock exceeds $8.00 per share (proportionately adjusted to reflect changes in the conversion price) for 20 consecutive trading days; and (ii) the issuance of shares of the Company’s common stock under the Notes has been registered under the Securities Act. The Company will not be able to exercise this right if the shareholders do not approve the conversion rights of the Notes.

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The sale of the Notes is not contingent upon the approval of the Company’s shareholders of this Proposal 4. The Company is seeking shareholder approval of this Proposal 4 at this time to enhance the Company’s ability to sell the Notes and to avoid additional costs associated with the need to convene a special meeting of shareholders at a later date to approve the conversion provisions of the Notes.

The Company intends to attempt to sell the Notes even if the shareholders do not approve this Proposal 4. If this occurs, the conversion provisions of the Notes would not become effective, and the holders would not have any right to convert the Notes into the Company’s common stock. The Company believes that this would adversely affect the Company’s ability to sell the Notes. If the Company is unable to complete the sell of the Notes, either in whole or in part, the Company’s ability to finance the planned expansion of its business may be adversely affected.

If the Company cannot raise additional funds by completing the sale of the Notes, the Company intends to seek alternative funding for its expansion plans. However, the Company is uncertain whether the alternative funding would be available, or even if available, whether it would be on terms less favorable to the Company. If the Company is unsuccessful in obtaining additional funding, it could cause the Company to scale back or eliminate some or all of its expansion plans.

Background and Reasons for the Offering

In November 2003, the Company’s Board of Directors determined that the Company should raise additional capital to support the expansion of the Company’s business. The Board instructed management to explore the feasibility of raising capital through the sale of debt securities, equity securities or a combination of both. After discussions with several unaffiliated broker/-dealers, management of the Company recommended to the Board that the Company engage the Placement Agent to assist the Company in this process.

Based on management’s recommendation, on December 19, 2003, the Company entered into a placement agreement with the Placement Agent under which the Placement Agent agreed to assist the Company in the sale of securities. The agreement provided that the terms of the securities and the amount of the offering would be negotiated between the Company and the Placement Agent.

During January 2004, the management of the Company held discussions with the Placement Agent regarding the terms of the securities to be offered by the Company and the amount of the offering. Based on these discussions, the Placement Agent indicated that it believed that the Company could successfully complete an offering of up to $12,000,000 in convertible subordinated notes containing the terms reflected in the Notes, including the conversion price of $5.75 per share.

On January 16, 2004, the Board of Directors approved the offering of up to $12,000,000 in Notes. The Board of Directors considered the following factors in approving the terms of the Notes and the maximum amount of the offering:

•	The Company’s need for the proceeds of the offering.

•	The Company’s ability to successfully complete the sale of the Notes in light of existing market conditions and the risks associated with an investment in the Notes.

•	The current and historical levels of the market prices and trading volume for the Company’s common stock. In this connection, the Board noted that the Company’s common stock had traded in the range of $1.79 to $6.88 per share during the preceding 12 months, with the closing price of $5.63 per share on January 15, 2004. The Board also noted that the average daily trading volume of the common stock was 10,227 shares during the 3 months preceding January15, 2004.

•	The possibility that the market price of the common stock might increase above the conversion price of the Notes prior to the completion of the offering.

•	The indicated value of the Company’s common stock based upon the market value of the other companies in the securities industry, utilizing customary valuation methodologies.

After considering these factors, the Board concluded that the terms of the Notes and the size of the offering were in the best interests of the Company and its shareholders.

On January 16, 2004, the Board of Directors also discussed the possible sale of the Notes to the Company’s executive officers and directors. At this meeting, the Board approved the sale of up to $1,900,000 in principal amount of the Notes to the Company’s executive officers and directors. In approving the possible sale of Notes by the insiders, the Board concluded that the participation of the Company’s insiders would enhance the Company’s ability to sell the Notes to other investors because their participation would demonstrate the insiders’ commitment to the Company. You should note that the insiders have not committed to purchase any amount of the Notes and there can be no assurance that they will do so.

Since January 16, 2004, the price of the Company’s common stock has risen above the conversion price of $5.75 per share set forth in the Notes. As of February 6, 2004, the closing price of the Company’s common stock was $6.78 per share. The Company’s Board of Directors has reviewed the implication of this increase with respect to its approval of the terms of the Notes and the sale of the Notes to the Company’s insiders. Based on this review, the Board of Directors continues to believe that the terms of the Notes, the size of the offering and the possible sale of up to $1,900,000 in Notes to the insiders are in the best interests of the Company and its shareholders due to the factors described above. Furthermore, the Board believes that increasing the conversion price, reducing the interest rate or otherwise adjusting the terms of the Notes would have a material adverse affect on the Company’s ability to complete the sale of the Notes.

Proposed Increase in Authorized Common Stock

The Company is also seeking shareholder approval to increase the Company’s authorized common stock from 8,000,000 shares to 12,000,000 shares as discussed in Proposal 5 in this proxy statement. Unless the proposal to increase the authorized common stock is approved, the Company will not be able to sell more than $7,771,670 in Notes which are convertible into the Company’s common stock.

Possible Purchases by Executive Officers and Directors

The Company’s executive officers and directors have indicated that they intend to purchase either directly or through affiliates up to $1,900,000 in principal amount of the Notes.

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The maximum amounts which may be purchased by each executive officer, director or his affiliates is as follows:

Name of Executive Officer or Director	Maximum Amount of Purchase

Scott Branch	$250,000
Edward Cofrancesco	$150,000
Sean O’Connor	$250,000
Robert Miller	$50,000
John Radziwill	$1,000,000
Diego Veitia	$200,000

The executive officers and directors have not committed to purchase any Notes and the Company cannot assure you that they will do so.

Summary of Terms of the Notes

The Company proposes to sell up to $12,000,000 in principal amount of the Notes. The principal terms of the Notes are summarized below. The form of the Notes is attached as Exhibit B to this proxy statement.

Maturity Date. The Notes will have a maturity date of December 31, 2014.

Interest. The Notes will bear interest at the rate of 7.0% per annum, payable semi-annually on June 30 and December 31 of each year, commencing on the issue date of each Note.

Conversion Rights. Subject to the approval of the Company’s shareholders, the Notes will be convertible at the option of the holders at any time prior to maturity into shares of the Company’s common stock at an initial conversion price of $5.75 per share. The conversion price will be adjusted to reflect stock splits, stock dividends and similar transactions. The Notes may also be convertible at the option of the Company at any time during any 90 day period following each date on which all of the following conditions are satisfied: (i) the closing price of the Company’s common stock exceeds $8.00 per share (proportionately adjusted to reflect adjustments to the conversion price) for 20 consecutive trading days; and (ii) the issuance of shares of the Company’s common stock under the Notes has been registered under the Securities Act. The number of shares of common stock issuable upon conversion of the Notes will be determined by dividing the outstanding principal amount of the Notes or portion surrendered for conversion, by the conversion price in effect on the conversion date.

Optional Redemption. The Notes will be redeemable, in whole or in part at the option of the Company, at any time on or after December 31, 2009 at a redemption price in cash equal to 115% of the principal balance thereof, plus accrued and unpaid interest to the date of redemption.

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Subordination. The Notes will be general unsecured obligations of International Assets Holding Corporation. The Notes will be subordinated in right of payment to all of the Company’s existing and future senior indebtedness, which includes all indebtedness and other liabilities of the Company except indebtedness evidenced by the Notes, indebtedness of the Company to any subsidiary and other indebtedness which is pari passu, or expressly subordinated or junior to the Notes. The Notes are also effectively subordinated to the existing and future indebtedness and other liabilities of the Company’s subsidiaries. The Company and its subsidiaries are not prohibited from incurring additional indebtedness or liabilities under the terms of the Notes.

Lock Up Commitments of Certain Shareholders

Four of the Company’s directors have agreed with the Placement Agent to restrict the sale of the shares of the Company’s common stock owned by them in connection with the sale of the Notes. These directors are Diego Veitia, Sean O’Connor, Scott Branch and John Radziwill. They beneficially own 2,804,285 outstanding shares, or 59.0% of the total outstanding as of the Record Date. These restrictions will expire on the earlier of: (i) December 31, 2005; (ii) the date on which the Notes first become convertible at the option of the Company; or (iii) the date on which all of the Notes have been converted, except for the restrictions applicable to Gold Crown Asset Management Ltd., an affiliate of Mr. Radziwill. The restrictions applicable to Gold Crown Asset Management will expire on the earlier of: (i) December 31, 2004, (ii) the date on which the Notes first became convertible at the option of the Company; or (iii) the date on which all of the Notes have been converted. Each agreement contains an exception which permits the director to sell up to 25,000 shares in each calendar quarter during the term of the commitments. The restrictions contained in the agreements may be waived with the consent of the Placement Agent.

Voting Commitment of Certain Shareholders

Four of the Company’s directors have agreed with the Placement Agent that they will vote all of the shares beneficially owned by them in favor of this Proposal 4. These directors are Diego Veitia, Sean O’Connor, Scott Branch and John Radziwill. They beneficially own 2,804,285 outstanding shares, or 59.0% of the total outstanding as of the Record Date. If all of these directors vote their shares as indicated, then this Proposal 4 will be approved, regardless of the vote of the Company’s other shareholders.

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Placement Agent Fees; Terms of Warrants

The Company has entered into an agreement with the Placement Agent to act as placement agent in connection with the sale of the Notes. Under the terms of this agreement, the Placement Agent will be entitled to a sales commission equal to 6.0% of the gross proceeds from the sale of the Notes, a management fee equal to 2.0% of the gross proceeds from the sale of the Notes and a non-accountable expense allowance equal to 1.25% of the gross proceeds from the sale of the Notes.

The Placement Agent will also receive the Warrants. In this connection, the Placement Agent will receive Warrants to purchase one share of the Company’s common stock for each $60.00 in principal amount of the Notes which are sold. The Warrants will be exercisable by the Placement Agent for a period of 3 years from the date of issuance, provided that they will expire within 30 days after the fulfillment of the following conditions: (i) the closing price of the Company’s common stock as reported by NASDAQ equals or exceeds $9.00 for a period of 20 consecutive trading days; and (ii) the issuance of the shares of common stock pursuant to the Warrants has been registered under the Securities Act. The Warrants will be exercisable at an initial exercise price equal to $6.00. The exercise price will be subject to customary adjustment provisions.

The Company has paid the Placement Agent a non-refundable deposit of $75,000. This deposit will be applied against the non-accountable expense allowance payable by the Company to the Placement Agent. The Company has also agreed to reimburse the Placement Agent for its out-of-pocket expenses incurred in connection with services performed by the Placement Agent.

Investors

The Company intends to sell the Notes only to investors who are “accredited investors” under Rule 501 of Regulation D promulgated by the SEC under the Securities Act. It is currently contemplated that the Company will complete the sale of the Notes not later than September 30, 2004. This proxy statement does not constitute an offer to sell or a solicitation to buy any of the Notes.

Registration of Common Stock

The Company intends to file a registration statement with the SEC promptly after the closing of the sale of the Notes to register the common stock which may be issued upon the conversion or exercise of the Notes and Warrants. The Company intends to file this registration statement in order to enable the Company to require the conversion of the Notes if the closing price of the common stock exceeds $8.00 per share for a period of 20 consecutive trading days. The Company will also grant the holders of the Notes the right to require the Company to file a registration statement with the SEC to register the common stock issuable under the Notes if the Company fails to do so voluntarily.

Use of Proceeds

The Company intends to use substantially all of the net proceeds from the sale of the Notes to expand the Company’s international market making and trading activities. The

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Company expects to utilize the proceeds to purchase additional securities and to make deposits with clearing brokers and others in order to expand the scope and volume of trading conducted by the Company. In this connection, the Company uses its own capital to provide liquidity to its wholesale customers in all its businesses. The increase in the Company’s trading capital will allow the Company to expand the number of customers and volume of its trading activity. The Company may also utilize a portion of the proceeds for other general working capital purposes, although it has no current plans to do so.

Impact of the Issuance of Common Stock on Existing Shareholders

If this Proposal 4 is approved and the Company sells all of the Notes in the proposed private placement, then the holders of the Notes and the Warrants would be entitled to receive up to 2,286,956 shares of the Company’s common stock. This would increase the number of issued and outstanding shares of common stock from shares on February 6, 2004, to 7,037,508 shares, or a 48.1% increase. If this occurred, the Company’s existing shareholders would hold a smaller percentage of the Company’s outstanding capital stock and would have less influence over the Company’s affairs. If a single investor or investor group were to acquire and convert all of the Notes sold in the proposed private placement, such investor or investor group could potentially control approximately 33% of the total voting power of the Company’s outstanding capital stock (assuming exercise of all Notes and Warrants which may be issued in the proposed private placement). This percentage would be even higher if the investor or investor group owned shares of common stock prior to the closing of the proposed private placement. Accordingly, the investors in the proposed private placement may have significant influence over matters submitted to the Company’s shareholders.

If this Proposal 4 is approved and the Company sells $1,900,000 in principal amount of the Notes to the Company’s executive officers and directors, these executives would be entitled to receive up to 330,435 shares of the Company’s common stock, or 7.0% of the total outstanding as of February 6, 2004. The Company’s executive officers and directors beneficially owned 2,825,663 of the outstanding shares of the Company’s common stock as of February 6, 2004, or 59.5% of the total then outstanding. If the executive officers and directors were to purchase $1,900,000 in Notes and convert them into common stock, they would then own 3,156,008 outstanding shares of common stock, or 62.4% of the shares then outstanding (assuming none of the other Notes were converted). As a result, the executive officers and directors, as a group, would continue to have the ability to exercise control over the affairs of the Company.

The issuance of the shares upon the conversion or exercise of the Notes and Warrants may result in a change in ownership as defined by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Sections 382 and 383 of the Code, the annual use of the Company’s net operating losses (“NOLs”) will be limited if there is a cumulative change of ownership (as that term is defined in Section 382(g) of the Code) of greater than 50% in the past three years. If a Section 382 ownership change occurs, there would be a substantial limitation on the Company’s ability to utilize its NOLs to offset future taxable income. At September 30, 2003, the Company had approximately $240,000 of NOL carryforwards for federal income tax purposes, and approximately $2,900,000 of NOL carryforwards for Florida

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state income tax purposes. There is no assurance, however, that the Company will generate taxable income in the future against which the NOLs could be applied.

Dissenters’ Rights

Under Delaware law, shareholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this Proposal 4.

Vote Required

Under the NASD Rules, the minimum vote which will constitute shareholder approval of this Proposal 4 for the purposes of the 20% Rule and the Insider Purchase Rule is the affirmative vote of a majority of the total votes present in person or represented by proxy at the 2004 Annual Meeting and entitled to vote on this Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON

STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 8,000,000

SHARES TO 12,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 8,000,000 shares to 12,000,000 shares. The Board of Directors unanimously recommends that the Company’s shareholders approve this amendment.

As of the Record Date, 4,750,552 shares of the Company’s common stock were issued and outstanding. An additional 1,529,760 shares of common stock were reserved for future issuance under the Company’s stock plans, of which 1,442,010 shares were covered by outstanding options and 87,750 shares were available for future grant or purchase. Additionally, if the shareholders approve Proposal 2, the number of shares reserved for future issuance under the Company’s stock plans will increase by 250,000 shares. After taking into account of these shares, the Company will only be authorized to issue an additional 1,469,688 shares of common stock.

The principal reason for the proposal to increase the Company’s authorized common stock is to facilitate the Company’s proposed private placement of up to $12,000,000 in principal amount of the Notes. This proposed private placement is discussed in detail in this proxy statement in Proposal 4. If all of these Notes are issued and Proposal 4 is approved by the Company’s shareholders, the Company would be obligated to issue up to 2,086,956 shares of common stock to the holders of these Notes and an additional 200,000 shares under the Warrants to be issued to the Placement Agent for the offering of the Notes.

The authorized shares of common stock currently available is not sufficient to enable the Company to fulfill the Company’s obligations under the Notes and Warrants if all of the Notes are issued. As a result, the Company needs to increase the authorized number of shares of common stock in order to be able to fulfill its obligation to issue common stock under the Notes and Warrants. Regardless of whether this Proposal 5 is approved by the shareholders, the Company cannot assure you that the Company will be able to raise any funds through the issuance of Notes or otherwise.

If this Proposal 5 is not approved by the Company’s shareholders, then the Company’s ability to complete the sale of the Notes would be adversely affected. The Company would not be able to sell more than $7,771,670 in principal amount of the Notes which would be convertible into common stock of the Company. As discussed in Proposal 4, the Board believes that the completion of the sale of the Notes is in the best interests of the Company and its shareholders.

The Board of Directors believes that the authorized shares of common stock remaining available for future issuance is not sufficient to enable the Company to respond to potential

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business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of common stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, the Board of Directors believes the availability of additional shares of common stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder’s percentage voting power.

If this Proposal 5 is approved, the authorized shares of common stock in excess of those issued and outstanding, and those issuable pursuant to outstanding warrants and options and planned to be issued pursuant to the Notes and stock plans, is estimated to be approximately 3,182,732 shares. Those shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company’s shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may then be listed or traded. The Company does not presently have any plans to issue any of the excess shares. However, upon issuance, such shares of common stock will have the same rights as the outstanding shares of common stock. Holders of the Company’s common stock do not have preemptive rights.

The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the Company’s best interests and in the best interests of the Company’s shareholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

Text of Amendment

The text of the first paragraph of Article Four of the Certificate of Incorporation, as it is proposed to be amended pursuant to this Proposal 5, is as follows:

“This Corporation is authorized to issue:

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(i)	Common Stock. The aggregate number of shares of common stock which the Corporation shall have authority to issue is 12,000,000 with a par value of $0.01 per share.

(ii)	Preferred Stock. The aggregate number of shares of preferred stock which the Corporation shall have authority to issue is 3,000,000 with a par value of $0.01 per share.”

Voting Commitment of Certain Shareholders

Four of the Company’s directors have agreed with the Placement Agent that they will vote all of the shares beneficially owned by them in favor of this Proposal 5. These directors are Diego Veitia, Sean O’Connor, Scott Branch and John Radziwill. They beneficially own 2,804,285 outstanding shares, or 59.0% of the total outstanding as of the Record Date. If all of these directors vote their shares as indicated, then this Proposal 5 will be approved, regardless of the vote of the Company’s other shareholders.

Vote Required

The affirmative vote of the holders of a majority of the Company’s outstanding common stock is required to approve this Proposal 5. If approved by the shareholders, the proposed amendment to the Company’s Certificate of Incorporation will become effective upon the filing of an amendment to Certificate of Amendment with the Secretary of State of Delaware, which is expected the take place as soon as practicable after the 2004 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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PROPOSAL 6.-OTHER MATTERS

The Board of Directors does not know of any other matters which will be presented for consideration at the 2004 Annual Meeting. If any other matters are properly brought before the 2004 Annual Meeting, the proxy holders will vote on such matter in accordance with their best judgment.

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MANAGEMENT

The following table lists certain information about the executive officers of the Company:

		Director	Officer
Name	Age	Since	Since	Position with the Company
Diego Veitia	60	1987	1987	Director and Executive Chairman of the Board
Sean M. O’Connor	41	2002	2002	Director and Chief Executive Officer
Scott J. Branch	41	2002	2002	Director and President
Edward R. Cofrancesco, Jr.	41	2002	2002	Director, Executive Vice President and Chief Operating Officer
Jonathan C. Hinz	41	—	1995	Chief Financial Officer and Treasurer

The background of each of the Company’s executive officers who also serve as directors is set forth in Proposal 1 – Election of Directors. The background of Mr. Hinz is set forth below.

Jonathan C. Hinz joined the Company in 1995 and currently serves as its Chief Financial Officer and Treasurer. Mr. Hinz served as Controller for the Company from 1995 until November 1999, when he became the Chief Financial Officer and Treasurer.

Code of Ethics

The Company has adopted a Code of Ethics which applies to the Company’s officers, directors and employees. A copy of the Company’s Code of Ethics is available on the Company’s website www.intlassets.com.

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Summary Compensation Table

The following table sets forth information with respect to the compensation awarded, earned or paid during the last three fiscal years to the Company’s Chief Executive Officer and each of the four other mostly highly compensated executive officers of the Company.

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation	Stock Option Awards (Shares)	All other Compen- sation
Diego J. Veitia	2003	$200,033	$—	$—	—	$250
Director, Executive	2002	$115,985	$35,000	$—	25,000	$—
Chairman of the Board (1)(2)	2001	$148,349	$—	$19,845	25,000	$—

Sean M. O’Connor	2003	$150,695	$155,000	$—	275,000	$3,766
Director and Chief	2002	$—	$—	$—	—	$—
Executive Officer	2001	$—	$—	$—	—	$—

Scott J. Branch	2003	$150,695	$145,000	$—	275,000	$3,766
Director and	2002	$—	$—	$—	—	$—
President	2001	$—	$—	$—	—	$—

Edward R.	2003	$168,750	$120,000	$—	111,200	$4,749
Cofrancesco	2002	$150,000	$55,000	$—	20,000	$—
Director, Executive Vice President and Chief Operating Officer	2001	$115,962	$110,000	$—	20,000	$—

Jonathan C. Hinz	2003	$102,625	$25,000	$—	12,000	$2,235
Chief Financial	2002	$97,136	$30,000	$—	20,000	$—
Officer and Treasurer	2001	$88,544	$18,000	$—	20,000	$—

(1)	Salary for Mr. Veitia for year 2003 includes $188,033 in consulting fees paid to Veitia and Associates (V&A), a company solely owned and controlled by Mr. Veitia. Salary for Mr. Veitia for year 2002 includes $16,560 in consulting fees paid to V&A.
(2)	Other annual compensation for Mr. Veitia in 2001 includes $9,095 paid for tax preparation fees and $10,750 related to automobile lease reimbursement.

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Stock Options Plans

The International Assets Holding Corporation 2003 Stock Option Plan (the “2003 Plan”) was adopted by the Board of Directors of the Company on December 19, 2002 and approved by the Company’s stockholders on February 28, 2003. The 2003 Plan expires on December 19, 2012. The International Assets Holding Corporation Stock Option Plan (the “1993 Plan”) was adopted by the Board of Directors of the Company and approved by the Company’s stockholders on January 23, 1993 and expired on January 23, 2003. The 1993 Plan and the 2003 Plan (collectively “the Plans”) permit the granting of stock options to employees, directors and consultants of the Company. Stock options granted under the Plans may be “incentive stock options” meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options, which do not meet the requirements of Section 422. The Company is authorized to issue up to 750,000 shares of the Company’s common stock under the 2003 Plan. As of September 30, 2003, options covering 445,000 shares were outstanding under the 2003 Plan. At the time of the expiration of the 1993 Plan, the Company was authorized to issue up to 1,339,300 shares of the Company’s common stock under the 1993 Plan. As of September 30, 2003, the options covering 883,159 shares were outstanding under the 1993 Plan.

The Plans are administered by the Company’s Board of Directors or a committee thereof. The Plans give broad powers to the Board of Directors to administer and interpret the Plans, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option. The Plans require that all options be granted at an exercise price equal to the fair market value or 110% of the fair market value of the Company’s common stock on the date of the grant. Awards may be granted pursuant to the 2003 Plan through December 19, 2012, unless the Board of Directors at its sole discretion elects to terminate the 2003 Plan earlier. The Company is not authorized to grant additional options under the 1993 Plan because it expired on January 23, 2003.

As of September 30, 2003, the Company had granted options for 822,500 shares of common stock which will become fully vested and non-forfeitable upon the occurrence of a change in control of the Company.

Option Grants in Last Fiscal Year

The following table sets forth information concerning stock options granted in fiscal year 2003 to the executive officers named in the “Summary Compensation Table.”

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Name of Executive Officer	Number of Securities Underlying Options Granted (#/Shares)	% of Total Options Granted in Fiscal Year	Exercise Price ($/Share)	Expiration Date
Sean M. O’Connor	142,500(1)	16.6%	$2.50	December 6, 2012
Sean M. O’Connor	132,500(1)	15.5%	$2.50	March 7, 2013
Scott J. Branch	142,500(1)	16.6%	$2.50	December 6, 2012
Scott J. Branch	132,500(1)	15.5%	$2.50	March 7, 2013
Edward R. Cofrancesco	20,000(1)	2.3%	$1.30	December 6, 2012
Edward R. Cofrancesco	90,000(1)	10.5%	$2.50	March 7, 2013
Edward R. Cofrancesco	1,200(2)	0.1%	$2.10	August 29, 2003
Jonathan C. Hinz	10,000(1)	1.2%	$1.30	December 6, 2012
Jonathan C. Hinz	2,000(2)	0.2%	$2.10	August 29, 2003

(1)	These options are exercisable at 33.3% after year one, 33.3% after year two and 33.4% after year three.
(2)	These options were exercisable on date of grant.

Aggregate Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth for each of the executive officers named in the “Summary Compensation Table” certain information concerning options exercised during the 2003 fiscal year and shares subject to both exercisable and unexercisable stock options as of September 30, 2003.

Stock Option Exercises in Fiscal Year 2003 and Fiscal Year-End Option Values

Name of Executive Officer	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Shares Underlying Unexercised Options at September 30, 2003 Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options At September 30, 2003 Exercisable/Unexercisable ($) (2)
Diego J. Veitia	—	$—	135,283 /25,025	$ 151,058 / $ 29,848
Sean M. O Connor	—	$—	— / 275,000	$ — / $ 77,000
Scott J. Branch	—	$—	— / 275,000	$ — / $ 77,000
Edward R. Cofrancesco	1,200	$1,320	19,980 / 130,020	$ 23,243 / $ 88,257
Jonathan C. Hinz	2,000	$2,200	27,516 / 36,878	$ 13,969 / $ 40,362

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(1)	Value realized is equal to the fair market value of the Company’s common stock on the exercise date, less the exercise price, multiplied by the number of shares acquired.
(2)	Value is based on the fair market value of the Company’s common stock on September 30, 2003 ($2.78) less the exercise price.

Equity Compensation Plan Information

The following table presents information regarding the Company’s equity compensation plans at September 30, 2003:

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,328,160 shares	$2.21	201,600 shares
Equity compensation plans not approved by security holders	—	—	—

Total	1,328,160 shares	$2.21	201,600 shares

Compensation of Directors

Each member of the Board of Directors who is not an officer or employee of the Company receives an annual director’s fee of $12,000. Directors are also reimbursed for expenses relating to their attendance at directors’ meetings.

Employment Agreements with Executive Officers

The Company has entered into employment agreements with Sean O’Connor, the Company’s Chief Executive Officer, Scott Branch, the Company’s President and Edward Cofrancesco, the Company’s Chief Operating Officer. The employment agreements for Mr. O’Connor and Mr. Branch each have an effective date of October 22, 2002 and terminate on October 21, 2005. The employment agreement for Mr. Cofrancesco has an effective date of October 1, 2002 and terminates on September 30, 2005. Under the terms of the employment agreements, each officer will receive specified annual compensation and other compensation. In

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particular, Mr. O’Connor is entitled to an initial annual salary of $175,000; Mr. Branch is entitled to an initial annual salary of $175,000; and Mr. Cofrancesco is entitled to an initial annual salary of $175,000. The annual salaries will be increased based on any percentage increase in the consumer price index or such greater amount as may be approved by the Board of Directors. The executives are also entitled to receive bonuses, stock options and other compensation as may be approved by the Board of Directors, as well as life insurance, medical insurance, disability insurance, retirement and other benefits comparable to those provided by comparable companies to their senior executive officers. In the event of termination of the agreements by the Company other than for cause, or if the executive resigns as a result of a breach by the Company, each agreement provides for payments to the relevant officer in an amount equal to 100% of his total compensation for the longer of the remaining term of the agreement or 6 months.

The Company has entered into an employment agreement with Diego Veitia, the Company’s Executive Chairman. The agreement commenced on October 1, 2002 and terminates on September 30, 2005. Under the agreement, Mr. Veitia receives an annual salary of $12,000. He is also entitled to receive bonuses, stock options or other compensation as may be awarded by the Board of Directors, as well as life insurance, medical insurance, disability insurance, retirement and other benefits comparable to those provided by comparable companies to their senior executive officers. In the event of termination of the agreement by the Company other than for cause, or if Mr. Veitia resigns as a result of a breach by the Company, the agreement provides for payments to Mr. Veitia in an amount equal to 100% of his total compensation for the longer of remaining term of the agreement or 6 months.

Consulting Agreement with Veitia and Associates

The Company has entered into a consulting agreement with Veitia and Associates (“V&A”), a company owned by Mr. Veitia, the Company’s Executive Chairman. The consulting agreement commenced on September 1, 2002 and terminates on August 31, 2005. Under the terms of the agreement, V&A receives $1,000 per day for services rendered by V&A, up to a maximum of $140,000 per year, reimbursement of up to $60,000 in expenses incurred by V&A in connection with services rendered under the agreement, and reimbursement of other expenses approved in advance. In the event of termination of the consulting agreement by the Company other than for cause, or if V&A resigns as a result of a breach by the Company, the agreement provides for payments to V&A in an amount equal to 100% of the maximum compensation for the remainder of the term.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of December 15, 2003, by (i) each person known by the Company to own more than 5% of the common stock, (ii) each director of the Company, (iii) each of the Company’s executive officers named in the “Summary Compensation Table” and (iv) all of the Company’s executive officers and directors of the Company as a group.

Name	Shares Beneficially Owned (1)(2)	Percent of Class
Diego J. Veitia (3)(4)(5)	725,973	14.9%
The Diego J. Veitia Family Trust (3)	536,006	11.3%
Sean M. O’Connor (6) (7) (8)	929,806	19.5%
St. James Trust (9)	750,000	15.8%
Scott J. Branch (10) (11) (12)	782,747	16.4%
Barbara Branch (13)	367,647	7.8%
Robert A. Miller (14)	56,133	1.2%
John Radziwill (15) (16)	619,853	13.1%
Goldcrown Asset Management Ltd. (15)	569,853	12.0%
Edward R. Cofrancesco (17)	41,180	0.9%
Jonathan C. Hinz (18)	43,404	0.9%
All directors and executive officers as a group (19) (Seven persons)	3,199,096	62.8%

(1)	Except as otherwise noted, all shares were owned directly with sole voting and investment power.
(2)	Includes shares of common stock that can be acquired under outstanding options within 60 days from December 15, 2003.

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(3)	The address of Diego J. Veitia and The Diego J. Veitia Family Trust is 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701.
(4)	Includes 536,006 shares held by The Diego J. Veitia Family Trust (the “Trust”). Mr. Veitia is the settlor, sole trustee and primary beneficiary of the Trust.
(5)	Includes 143,608 shares which Mr. Veitia may acquire under outstanding stock options.
(6)	The address of Sean M. O’Connor 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701.
(7)	Includes 750,000 shares held by The St. James Trust. Mr. O’Connor is an advisor to The St. James Trust and his family members are among the beneficiaries of the Trust.
(8)	Includes 47,453 shares which Mr. O’Connor may acquire under outstanding stock options.
(9)	The address of the St. James Trust is Standard Bank Offshore Trust Company Jersey Ltd., Standard Bank House, 47-49 La Motte Street, St. Helier, Jersey JE4 8XR, Channel Islands.
(10)	Scott Branch’s address is 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701.
(11)	Includes 367,647 shares owned by Mr. Branch’s spouse, Barbara Branch.
(12)	Includes 47,453 shares which Mr. Branch may acquire under outstanding stock options.
(13)	Barbara Branch’s address is 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701.
(14)	Includes 38,965 shares which Mr. Miller may acquire under outstanding stock options.
(15)	The address of John Radziwill and Goldcrown Asset Management Limited is 13 Belvedere Avenue, London, SW 19 7PP.
(16)	Includes 569,853 shares owned by Goldcrown Asset Management Limited. Mr. Radziwill is a director and a beneficial owner of more than 10% of Goldcrown Asset Management Limited.
(17)	Includes 39,980 shares which Mr. Cofrancesco may acquire under outstanding stock options.
(18)	Includes 40,394 shares which Mr. Hinz may acquire under outstanding stock options.
(19)	Includes 357,853 shares which may be acquired under outstanding stock options.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership of the common stock with the SEC.

Based solely on the review of such reports, the Company is aware the following persons did not file reports under Section 16(a) on a timely basis during the 2003 fiscal year.

•	Mr. John Radziwill, a director of the Company, did not file one report on a timely basis.

•	GoldCrown Asset Management Ltd., a 10% beneficial owner of the Company, did not file one report on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 28, 2000, the Company made a loan of $66,000 to Stephen Saker, a former director of the Company. The loan bore interest at 6.3% per annum. Mr. Saker repaid the loan in full on March 31, 2003.

GENERAL INFORMATION

Shareowner Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2005 Annual Meeting and that shareowners desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its principal executive offices no later than October 20, 2004, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2005 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareowner must give advance written notice to the Company by January 3, 2005, as required by SEC Rule 14a-4(c)(1).

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Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons therefor, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Incorporation by Reference of Annual Report on Form 10-KSB

Concurrently with this proxy statement, the Company is sending to the shareholders of the Company, the Company’s 2003 Annual Report, which includes the Company’s Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2003 (the “Form 10-KSB”). This proxy statement incorporates by reference the Form 10-KSB which contains important information about the Company and its financial condition that is not included in this proxy statement. A copy of the Form 10-KSB also has been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).

Availability of Form 10-KSB

The Company will provide the Company’s Annual Report on Form 10-KSB for the 2003 fiscal year to shareholders, without charge, upon written request. Such requests should be submitted to Jonathan C. Hinz, Chief Financial Officer, International Assets Holding Corporation, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701. Exhibits to Form 10-KSB will also be provided upon specific request.

Diego J. Veitia

Chairman

February 9, 2004

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EXHIBIT A

INTERNATIONAL ASSETS HOLDING CORPORATION

AMENDED 2003 STOCK OPTION PLAN

International Assets Holding Corporation, a Delaware corporation, hereby adopts a stock option plan for its key employees, officers, directors and consultants, in accordance with the following terms and conditions.

1. Purpose of the Plan. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company’s common stock and to provide incentives for them to put forth maximum efforts for the success of the Company’s business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

2. Definitions. For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Board of Directors” means the board of directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

(c) “Company” means International Assets Holding Corporation, a Delaware corporation.

(d) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(e) “Eligible Employee” means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in Section 422 of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

(f) “Fair Market Value” as of a particular date shall mean the fair market value of the Common Stock. If the Common Stock is admitted to trading on a national securities exchange, fair market value of the Common Stock on any date shall be the closing price reported for the Common Stock on the last day proceeding such date on which a sale was reported. If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System or other comparable quotation system and has been designated as a National Market System (“NMS”) security, fair market value of the Common Stock on any date shall be the closing sale price reported for the Common Stock on such system

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on the last date preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, the fair market value of the Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on the last date preceding such date on which both bid and ask prices were reported. If the Committee determines that the value of the Common Stock determined on the basis of selling or bid and asked prices as provided above in this Section 2(f) does not reflect the fair market value of the Common Stock because no actual sale prices or bona fide bid and asked prices are available for a date within a reasonable period before the valuation date, then the fair market value of the Common Stock shall be determined by the Board of Directors in its sole discretion and in good faith as required by Section 422 of the Code.

(g) “Incentive Stock Option(s)” means a stock option granted to an Eligible Employee to purchase Shares which is intended to qualify as an “incentive stock option,” as defined in Section 422 of the Code.

(h) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(i) “Nonqualified Stock Option(s)” means a stock option granted to an Eligible Employee to purchase Shares which is not intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

(j) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(k) “Option” means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

(l) “Option Agreement” means a written agreement by and between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

(m) “Optionee” means any Eligible Employee who is granted an Option as provided in the Plan.

(n) “Parent” means any present or future “parent corporation” of the Company as such term is defined in Section 424(e) of the Code and which the Board of Directors of the Company has elected to be covered by the Plan.

(o) “Plan” means this International Assets Holding Company 2003 Stock Option Plan, as amended from time to time.

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(p) “Share” means a share of Stock.

(q) “Stock” means authorized and unissued shares of the Company’s Common Stock, $.01 par value per share, or treasury shares of such class.

(r) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code and which the Board of Directors has elected to be covered by the Plan.

(s) Where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.

(3) Stock Subject to Option.

(a) Available Shares. The total number of Shares which may be issued by the Company to all Optionees under this Plan is 1,000,000 Shares. Except as otherwise provided in Section 3(b) of the Plan, the total number of Shares which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

(b) Expired Options and Delivered Shares. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the Shares (or remaining Shares) subject to that particular Option shall again be available for grant under this Plan. If any Shares (whether subject to or received pursuant to an Option granted under the Plan, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Option) are withheld or applied as payment by the Company in connection with the exercise of an Option or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Options under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

(4) Administration of the Plan.

(a) Board of Directors. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company’s Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan.

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No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

(b) Compensation Committee. The Board of Directors may from time to time appoint a Compensation Committee, consisting of not less than two (2) directors (the “Committee”). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, as amended, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.

(c) Authorization of Officers to Grant Options. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board of Directors, authorize one or more Officers to designate Eligible Employees (excluding the Officer so authorized) to be Optionees of Options and determine the number of Options to be granted to such Eligible Employees; provided, however, that the resolution adopted by the Board of Directors so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(d) Compliance with Internal Revenue Code. The Board of Directors (or committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of Section 422 of the Code.

5. Selection of Optionees.

(a) Discretion of the Board of Directors. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

(b) Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall be deemed a Nonqualified Stock Option.

(c) Limitation on Annual Grants of Options. No Eligible Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares. The limitation described in this Section 5(c) shall be adjusted proportionately in connection with any

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change in the Company’s capitalization as described in Section 12 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Sections 12 or 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 5(c).

(6) Option Agreement. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify the corresponding Option as an Incentive Stock Option or Nonqualified Stock Option.

(7) Option Prices.

(a) Determination of Option Price. Except as otherwise provided by this Section 7(a), the option price for Stock shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option. Any Option that is (1) granted to an Eligible Employee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Eligible Employee immediately prior to such Acquisition, and (3) intended to preserve for the Eligible Employee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Board of Directors determines to be necessary to achieve such preservation of economic value. Any Option that is granted to an Eligible Employee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Eligible Employee’s commencing employment with the Company may be granted with such exercise price as the Board of Directors determines to be necessary to provide such material inducement.

(b) Determination of Stock Ownership. For purposes of paragraphs 7 and 8, an Optionee’s common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 424(d) of the Code.

(8) Term of Option. The term of an Option may vary within the sole discretion of the Board of Directors, provided, however, that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock option may be cancelled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof). A Nonqualified Stock Option may be cancelled only in connection with the termination of employment (or consulting contract) or death of an Optionee, or the removal or resignation of an Optionee who is a director.

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(9) Exercise of Option.

(a) Limitation on Exercise of Option. Except as otherwise provided herein, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement. The Board of Directors, in its sole discretion, may accelerate the vesting of any Option at any time.

(b) Exercise Prior to Cancellation. An Option shall be exercisable only during the term of the Option as long as the Optionee is in “Continuous Employment” with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof. Notwithstanding the preceding sentence, as long as the Option’s term has not expired, and unless otherwise provided in the Option Agreement, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable;

(i) for a period ending ninety (90) days after the Optionee has terminated his Continuous Employment with the Company, unless the Optionee was terminated for cause by the Company in which case the Option terminates on notice of termination of employment; or

(ii) for a period ending ninety (90) days after the removal or resignation of the Optionee from the Board of Directors, which such Optionee has served; or

(iii) by the estate of the Optionee, within one (1) year after the date of the Optionee’s death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or

(iv) within one (1) year after the Optionee’s employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.

For purposes of this Plan, the term “Continuous Employment” shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term “cause” as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company’s reasonable directives and policies, willful disobedience or insubordination; (iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v)

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solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

(c) Method of Exercising an Option. Subject to the provisions of any particular Option, including any provisions relating to vesting of an Option, an Optionee may exercise an option, in whole or in part, by written notice to the Company stating in such written notice the number of Shares such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the Shares. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.

(d) Payment for Option Stock. The exercise of any option shall be contingent upon receipt by the Company of the acceptable form of consideration equal to the full option price of the Shares being purchased. The acceptable form of consideration may consist of any combination of cash, certified bank check, wire transfer or, subject to the approval of the Administrator:

(i) Mature Shares; or

(ii) pursuant to procedures approved by the Board of Directors, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Optionee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise. For purposes of this paragraph 9, Mature Shares that are delivered in payment of the option price shall be valued at their Fair Market Value. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

(e) Delivery of Stock to Optionee. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of Shares which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of Shares, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.

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10) Nontransferability of Options. Except as otherwise provided in paragraph 9(b)(iii) and (iv) hereof, an Option granted to an Optionee may be exercised only during such Optionee’s lifetime by such Optionee. An Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, such option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

(11) Compliance with the Securities Laws.

(a) Optionee’s Written Statement. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such Shares for investment purposes only and that he has no present intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the Shares pertaining to the Option are not registered under the Securities Act of 1933, as amended (the “Act”), the Florida securities laws, or any other state securities laws. In the event that Shares subject to the Option are registered with the Securities and Exchange Commission, an Optionee shall no longer be required to comply with this subparagraph 11(a).

(b) Registration Requirements. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification .of the Shares subject to the Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

(c) Restrictions on Transfer of Shares. The Shares acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such Shares may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or (ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.

(d) Restrictive Legend. In order to enforce the restrictions imposed upon Shares under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company’s stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

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“The shares of Common Stock evidenced by this certificate have been issued under the International Assets Holding Corporation Stock Option Plan (the “Plan”) and are subject to the terms and provisions of such Plan.

These shares have not been registered under the Securities Act of 1933, as amended (the “Act”), the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available.”

12. Changes in Capital Structure of Company. In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

13. Reorganization Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, or any merger or combination in which the Company is involved, in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of all Options previously issued upon such notice, and the holders thereof may exercise such options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.

14. Notification of Disqualifying Disposition. If an Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an Incentive Stock Option on or before the later of (i) two years after the date of grant, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition.

15. Escrow. In order to enforce the restrictions imposed upon shares under this Plan, the Board of Directors or Stock Option Plan Committee may require any Optionee to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to this

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Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.

16. Application of Funds. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.

17. Optionee’s Rights as a Holder of Shares.

(a) Prior to Exercise. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates of such Shares are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

(b) Dividends. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the Shares registered in their names. A stock certificate representing dividends declared and paid in Shares shall be issued and delivered to the purchaser after such shares have been registered in the purchaser’s name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

(c) Voting Rights. Purchasers of shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the Shares purchased.

18. Amendment and Termination of the Plan.

(a) Discretion of the Board of Directors. The Board of Directors may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Grantee and the Company; and (ii) the Company shall obtain shareholder approval of any Plan amendment to the extent the Board determines that such approval is necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(b) Automatic Termination. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 18(b). Any Option outstanding at the

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time the Plan is terminated under this subparagraph 18(b) shall remain in effect until the Option is exercised or expires.

19. Miscellaneous.

(a) Notices. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

(b) Effective Date of the Plan. The effective date of this Plan shall be the earlier of the date on which the Board adopts the Plan, or the date of its approval by the shareholders of the Company.

(c) Employment. Nothing in the Plan or in any Option granted hereunder, or in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

(d) Plan Binding. The Plan shall be binding upon the successors and assigns of the Company.

(e) Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

(f) Headings. Captioned headings of paragraphs and subparagraphs hereof are inserted for convenience and reference, and constitute no part of the Plan.

(g) Applicable Law. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of the State of Florida and the United States of America.

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EXHIBIT B

FORM OF 7% CONVERTIBLE SUBORDINATED NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS REGISTERED UNDER THE SECURITIES ACT, OR IN A TRANSACTION WHICH IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ADDITIONALLY, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THIS NOTE, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS NOTE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER.

INTERNATIONAL ASSETS HOLDING CORPORATION

7% CONVERTIBLE SUBORDINATED NOTE DUE 2014

No.

Issue Date: , 2004	Principal Amount: $

INTERNATIONAL ASSETS HOLDING CORPORATION, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, the principal amount of U.S. $             on December 31, 2014 (the “Maturity Date”). This Note is subject to the following terms and conditions:

1.    DEFINITIONS

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of Capital Stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

“Business Day” means each day of the year on which banking institutions are not required or authorized to close in The City of New York.

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“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person including, without limitation, common stock and preferred stock of such Person, or any option, warrant or other security convertible into any of the foregoing.

“Close of Business” means, with respect to any date, 5:00 PM, New York City time, on such date.

“Closing Prices” means, as of any Trading Day, the last reported sales price for the Common Stock or, in case no such reported sale takes place on such date, the average of the reporting closing bid and asked prices in either case on the NASDAQ SmallCap Market, or on the principal national securities exchange as which the Common Stock is then listed or admitted for trading, or if not listed or admitted to trading on any national securities exchange, the closing sales prices of the Common Stock as quoted by NASDAQ.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, as such class exists on the date of this Note, or any other shares of Capital Stock into which such common stock shall be reclassified or changed.

“Company” means International Assets Holding Corporation, a Delaware corporation, and its successors.

“Conversion Date” has the meaning specified in Section 5(b) of this Note.

“Conversion Notice” has the meaning specified in Section 5(b) of this Note.

“Conversion Price” has the meaning specified in Section 5(a) of this Note.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Event of Default” has the meaning specified in Section 8(a) of this Note.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Holder” means the Person in whose name this Note is registered on the books of the Company.

“Indebtedness” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all reimbursement obligations of such Person (whether contingent or otherwise ) in respect of letters of credit, banker’s acceptances, surety or other bonds and similar instruments, (vi) all obligations of such Person to

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purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vii) all Indebtedness of others secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (viii) all Indebtedness of others guaranteed by such Person or for which such Person is otherwise contingently liable.

“Interest Record Date” means June 15 and December 15 next preceding the related Interest Payment Date.

“Interest Payment Date” means June 30 and December 31 of each year.

“Interest Period” means the period beginning on and including the Issue Date and ending on but excluding the immediately succeeding Interest Payment Date, and each subsequent period beginning on and including an Interest Payment Date and ending on but excluding the immediately succeeding Interest Payment Date.

“Issue Date” of this Note means the date on which this Note was originally issued or deemed issued as set forth on the face of this Note.

“Legend” has the meaning specified in Section 9(e) of this Note.

“Market Value” has the meaning specified in Section 5(f)(v) of this Note.

“Maturity Date” means December 31, 2014.

“Nasdaq SmallCap Market” means the electronic interdealer quotation system operated by Nasdaq Stock Market, Inc.

“Notes” means this Note and all other 7% Convertible Subordinated Notes Due 2014 issued by the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Redemption Date” means a date specified for redemption of this Note in accordance with the terms of Section 4 of this Note.

“Redemption Price” has the meaning specified in Section 4(a) of this Note.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Senior Debt” means the principal of, premium, if any, and interest on, rent payable under, and any other amounts due on or in connection with any and all Indebtedness of the Company (including, without limitation, fees, costs, expenses and any interest accruing after the

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filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, but only to the extent allowed or permitted to the holder of such Indebtedness against the bankruptcy or other insolvency estate of the Company in such proceeding), whether outstanding on the Issue Date or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Debt does not include (x) Indebtedness evidenced by the Notes, (y) Indebtedness of the Company to any Subsidiary of the Company, a majority of the voting stock of which is owned by the Company, except to the extent such Indebtedness is pledged by such Subsidiary as security for any Senior Debt, and (z) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Notes.

“Subsidiary” of any specified Person means any corporation, partnership, joint venture, limited liability company, association, trust or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such specified Person or any of its Subsidiaries or (ii) in the case of a partnership, joint venture, limited liability company, association, trust or other business entity, with respect to which such specified Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise.

“Taxes” means any present or future tax, duty, levy, impost, assessment or other government charge (including penalties, interest and any other liabilities related thereto) imposed or levied by or on behalf of any Taxing Authority.

“Taxing Authority” means any government or political subdivision or territory or possession of any government or agency therein or thereof having the power to tax.

“Transfer Restricted Security” has the meaning specified in Section 9(e) of this Note.

2.    INTEREST

(a) Accrual and Payment of Interest. The Company shall pay interest on the outstanding principal amount of this Note at a rate per annum (calculated on the basis of the actual number of days elapsed over a year of 360 days) equal to seven percent (7.0%). Interest shall accrue on this Note from the Issue Date to but excluding the Maturity Date (or if a Conversion Notice or Redemption Notice has been delivered, the Conversion Date or Redemption Date, as the case may be). Interest accrued during each Interest Period shall be paid semi-annually in arrears on each Interest Payment Date.

(b) Defaulted Interest. If the Company defaults in a payment of principal or interest on this Note, it shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate per annum borne by this Note, to the extent lawful.

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3.    METHOD OF PAYMENT

The Company shall pay interest on this Note (except defaulted interest) to the person who is the Holder of this Note at the close of business on the Interest Record Date immediately preceding the Interest Payment Date. The Holder must surrender this Note to the Company to collect any principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the Company may pay principal and interest by wire transfer of funds (provided that the Company shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payments to the Holder at the Holder’s registered address.

4.    REDEMPTION AT THE OPTION OF THE COMPANY

(a) Right to Redeem. At any time on or after January 1, 2007, this Note will be redeemable at the option of the Company, in whole or in part at a redemption price (the “Redemption Price”) equal to one hundred fifteen percent (115%) of the principal amount of this Note called for redemption, plus accrued and unpaid interest thereon, if any, to the date scheduled for such redemption (the “Redemption Date”).

(b) Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall cause notice of redemption to be mailed, by first-class mail, postage prepaid, to the Holder of this Note at the Holder’s address appearing on the register maintained by the Company. Such notice shall state:

(i) the Redemption Date;

(ii) the Redemption Price;

(iii) the Conversion Price in effect on the date of such notice;

(iv) that this Note may be converted at any time prior to the close of business on the Redemption Date;

(v) that this Note must be surrendered to the Company to collect the Redemption Price and the procedures to be followed to surrender this Note;

(vi) that if this Note is being redeemed only in part, the portion of this Note to be redeemed, and that the Holder will, without charge, be issued a new Note equal in principal amount to the unredeemed portion of this Note; and

(vii) that the Redemption Price for this Note will be paid on the later of (x) the Redemption Date and (y) the date this Note is surrendered to the Company.

(c) Effect of Redemption. Once notice of redemption is given, this Note shall become due and payable on the Redemption Date and at the Redemption Price stated in such notice, unless this Note has been converted. Unless the Company defaults in paying the

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Redemption Price, interest on the portion of this Note called for redemption shall cease to accrue on and after the Redemption Date and the only remaining right of the Holder shall be to receive payment of the Redemption Price upon surrender of this Note to the Company. Receipt by the Company of this Note prior to, on or after the Redemption Date shall be a condition to the receipt by the Holder of the Redemption Price.

(d) Redemption in Part. If this Note is to be redeemed in part, upon the surrender of this Note, the Company shall, without charge, execute and deliver to the Holder a new Note equal in principal amount to the unredeemed portion of this Note.

5. CONVERSION

(a) Conversion at the Option of the Holder or the Company.

(i) Subject to the further provisions of this Section 5, the Holder of this Note may, at its option, cause this Note to be converted, in whole or in part, into Common Stock at any time prior to the Maturity Date, at the Conversion Price then in effect; provided, however, that if this Note is called for redemption pursuant to Section 4, such conversion right shall terminate at the close of business on the Redemption Date for this Note (unless the Company shall default in paying the Redemption Price when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and this Note is redeemed); and provided, further, that, if the Holder of this Note presents this Note for redemption prior to the close of business on the Redemption Date for this Note, the right of conversion shall terminate upon presentation of this Note to the Company (unless the Company shall default in paying the Redemption Price when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and this Note is redeemed).

(ii) Subject to the further provisions of this Section 5, the Company may, at its option, cause the outstanding principal balance of this Note to be converted, in whole or in part, into shares of Common Stock at the Conversion Price then in effect at any time during the ninety (90) day period commencing upon the occurrence of every aspect of all of the following events (A) the Closing Price of the Common Stock exceeds $8.00 per share (proportionately adjusted to reflect adjustments to Conversion Price) for twenty (20) consecutive trading days, (B) the Company files a registration statement under the Securities Act to register the issuance of the Common Stock upon the conversion of this Note, and (C) such registration statement is declared effective by the SEC. Upon such conversion, without limiting the Holder’s obligation to comply with the remaining provisions of this Section 5, the outstanding principal balance of this Note shall be deemed to be converted into shares of the Common Stock in accordance with the terms of this Section 5, without any further action on the part of the Holder.

(iii) The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the outstanding principal amount of this Note or portion thereof surrendered for conversion, by the Conversion Price in effect on the Conversion Date.

(iv) Subject to the adjustments provided by this Section 5, the Conversion Price shall be $5.75 per share.

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(v) The Holder of this Note is not entitled to any rights of a holder of Common Stock until this Note is deemed to have been converted into Common Stock pursuant to this Section 5.

(b) Conversion Procedure.

(i) In the event that the Holder elects to convert this Note under Section 5(a)(i), the Holder must complete and manually sign the conversion notice attached to this Note as Annex A (the “Conversion Notice”) and deliver such notice to the Company.

(ii) In the case of any conversion of this Note (under either Section 5(a)(i) or (ii), the Holder must (a) surrender this Note to the Company, (b) furnish appropriate endorsements and transfer documents if required by the Company, and (c) pay any transfer or similar tax, if required. As soon as practicable after the Holder fulfills these obligations, the Company shall deliver to the Holder a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 5(c).

(iii) For purposes of this Note, the “Conversion Date” shall be (A) in the case of conversion under Section 5(a)(i), the date on which the Holder fulfills the requirements under Section 5(b)(i) and (ii), and (B) in the case of conversion under Section 5(a)(ii), the date that the Company provides notice of conversion to the Holder pursuant to the terms of this Note.

(iv) The person in whose name the certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no surrender of this Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of this Note, such person shall no longer be the Holder of this Note. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of this Note.

(v) If this Note is converted in whole or in part, the Company shall pay to the Holder on the Conversion Date all interest which has accrued but is unpaid through the Conversion Date on the principal amount of the Note which is converted.

(vi) No interest shall accrue on this Note from and after the Conversion Date. Notwithstanding the foregoing, if this Note is called for redemption and this Note is surrendered for conversion during the ten Business Days immediately preceding the Redemption Date, interest shall accrue on this Note through, but not including, such Redemption Date, and shall be payable on such Redemption Date to the person who surrenders this Note for conversion and the Conversion Date of this Note will, notwithstanding anything contained in this Section 5 to the contrary, be deemed to be such Redemption Date.

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(vii) If this Note is converted in part, upon surrender of this Note, the Company shall execute and deliver to the Holder, a new Note equal in principal amount to the unconverted portion of this Note.

(c) Fractional Shares. The Company will not issue fractional shares of Common Stock upon conversion of this Note. In lieu thereof, the Company will pay an amount in cash based upon the Closing Price of the Common Stock on the Conversion Date.

(d) Taxes on Conversion. If a Holder converts this Note, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder’s name. The Company may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder’s name until the Company receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder’s name. Nothing herein shall preclude any tax withholding required by law or regulation.

(e) Company to Provide Common Stock.

(i) The Company shall, from time to time as it may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of this Note into shares of Common Stock.

(ii) All shares of Common Stock delivered upon conversion of this Note shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

(iii) The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of this Note, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

(f) Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

(i) In case the Company shall (i) pay a dividend in shares of Common Stock to all holders of Common Stock, (ii) make a distribution in shares of Common Stock to all holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of this Note shall be entitled to receive, upon conversion of this Note, that number of shares of Common Stock which the Holder would have owned following such event had this Note been converted immediately prior to the happening of the event. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

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(ii) In case the Company shall issue rights or warrants to all or substantially all holders of the Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Market Value per share of Common Stock (as determined in accordance with subsection (v) of this Section 5(f)) at the record date for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Market Value, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

(iii) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any company other than the Company), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (ii) of this Section 5(f)), then in each such case the Conversion Price shall be adjusted so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Market Value per share (as defined in subsection (v) of this Section 5(f)) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the Market Value per share (as defined in subsection (v) of this Section 5(f)) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in subsection (ii) of this Section 5(f)) (“Rights”) pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 5(f), make proper provision so that each holder of this Note who converts this Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive

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upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the “Conversion Shares”), the number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the “Distribution Date”), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which this Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

(iv) In case the Company shall, by dividend or otherwise, at any time distribute (a “Triggering Distribution”) to all or substantially all holders of its Common Stock cash in an aggregate amount that, together with the aggregate amount of any other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 5(f) has been made, exceeds 20% of the product of the Market Value per share of Common Stock (as determined in accordance with subsection (v) of this Section 5(f)) on the Business Day (the “Determination Date”) immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on such date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the Market Value of the Common Stock (as determined in accordance with subsection (v) of this Section 5(f)) on the Determination Date less the amount of cash so distributed within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such Market Value of the Common Stock (as determined in accordance with subsection (v) of this Section 5(f)) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

(v) For the purpose of any computation under subsections (ii), (iii) and (iv) of this Section 5(f), the “Market Value” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date with respect to distributions under subsection (iv) of this Section 5(f) or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (ii) or (iii) of this Section 5(f). The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the NASDAQ Small Cap Market System or, if the Common Stock is not listed or admitted to trading on the NASDAQ Small Cap Market System, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price of the Common Stock as quoted by NASDAQ or, in case no reported sales take place, the average of the closing bid and asked prices

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as quoted by NASDAQ or any comparable system. If no such prices are available, the Market Value per share shall be the fair value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

(g) No Adjustment.

(i) No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 5(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

(ii) No adjustment need be made for a change in the par value of the Common Stock.

(iii) To the extent that this Note becomes convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

(h) Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to the Holder a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it.

(i) Notice of Certain Transactions. In the event that:

(i) the Company takes any action which would require an adjustment in the Conversion Price;

(ii) the Company consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and shareholders of the Company must approve the transaction; or

(iii) there is a dissolution or liquidation of the Company, the Company shall mail to the Holder a notice stating the proposed record or effective date, as the case may be, at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section 5(i).

(j) Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege. If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 5(f)); (b) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale or conveyance of all or substantially all of the assets of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the

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case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, deliver a notice to the Holder of this Note that the Holder shall have the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such notice shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 5. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such notice shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder of this Note as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 5(j) shall similarly apply to successive consolidations, mergers, sales or conveyances.

(k) The provisions of this Section 5 will not become effective until they have been approved by a majority of the shareholders of the Company as provided by NASD Rule 4350.

6.    SUBORDINATION

(a) Subordination to Senior Debt.

(i) The indebtedness represented by this Note and the payment of the principal of (and premium, if any) and interest on this Note are hereby expressly subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

(ii) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise, then the holders of all Senior Debt shall first be entitled to receive payment of the full amount due thereon in cash or other consideration satisfactory to the holders of Senior Debt in respect of principal (and premium, if any) and interest, or provision shall be made for such amount in money or money’s worth, before the Holder of this Note is entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of (or premium, if any) or interest on the indebtedness evidenced by this Note.

(iii) For purposes of this Section 6, the words, “cash, securities or other property” shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 6 with respect to this Note to the payment of all Senior Debt which may at the time be outstanding; provided that (A) the Senior Debt is assumed by the new corporation,

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if any, resulting from any reorganization or readjustment, and (B) the rights of the holders of Senior Debt (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another person upon the terms and conditions provided for in Section 5(j) shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 6 if such other person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Section 5(j).

(iv) In the event of any default in payment of the principal of or premium, if any, or interest on, rent under, or any other payment obligation under any Senior Debt (a “Payment Default”) beyond any applicable grace period with respect thereto, then, unless and until all such payments due in respect of such Senior Debt have been paid in full in cash or other consideration satisfactory to holders of Senior Debt or such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, premium, if any, or interest on this Note or to acquire or redeem this Note.

(v) If the maturity of any Senior Debt is accelerated, no payment may be made on this Note until all amounts due or to become due on such Senior Debt have been paid in full in cash or other consideration satisfactory to holders of such Senior Debt or until such acceleration has been cured or waived.

(vi) In the event that, notwithstanding the foregoing provisions of Sections 6(a)(ii), (iii), and (iv), any payment on account of principal of or interest on this Note shall be made by or on behalf of the Company and received by the Holder of this Note, at a time when such payment is not permitted by any of such provisions, then, unless and until all Senior Debt is paid in full in cash or other consideration satisfactory to the holders thereof, or such payment is otherwise permitted to be made by the provisions of each of Sections 6(a)(ii), 6(a)(iii), and 6(a)(iv), such payment on account of principal of or interest on this Note shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Debt or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Debt may have been issued, as their interests may appear.

(b) Subrogation. Subject to the payment in full of all Senior Debt to which the indebtedness evidenced by this Note is in the circumstances subordinated as provided in this Section 6, the Holder of this Note (together with the holders of the remaining Notes and the holders of any other Indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Debt and is not subordinate in right of payment of the Notes and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Debt until all amounts owing on this Note shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Debt, and the Holder of this Note, no such payment or distribution made to the

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holders of Senior Debt by virtue of this Section 6 which otherwise would have been made to the Holder of this Note shall be deemed to be a payment by the Company on account of such Senior Debt, it being understood that the provisions of this Section 6 are and are intended solely for the purpose of defining the relative rights of the Holder of this Note, on the one hand, and the holders of Senior Debt, on the other hand.

(c) Obligation of Company Unconditional. Nothing contained in this Section 6 or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the Holder of this Note the principal of (and premium, if any) and interest on this Note as and when the same shall become due and payable in accordance with the terms of this Note, or is intended to or shall affect the relative rights of the Holder of this Note and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 6 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

(d) Modification of Terms of Senior Debt.

(i) Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holder of this Note.

(ii) No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Note relating to the subordination hereof.

(e) Payments on Notes Permitted. Nothing contained in this Section 6 or elsewhere in this Note shall affect the obligation of the Company to make, or prevent the Company from making, payments of the principal of, or premium, if any, or interest on this Note in accordance with the provisions hereof, except as otherwise provided in this Section 6.

(f) Rights of Holders of Senior Debt Not Impaired. No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

(g) Certain Conversions Not Deemed Payment. For purposes of this Section 6 only, (1) the issuance and delivery of Common Stock of the Company upon conversion of this Note in accordance with Section 5 shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest on this Note or on account of the purchase or

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other acquisition of this Note, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 5(c)), property or securities (other than Common Stock of the Company) upon conversion of this Note shall be deemed to constitute payment on account of the principal of, premium, if any, or interest on this Note. Nothing contained in this Section 6 or elsewhere in this Note is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Debt) and the Holder of this Note, the right of the Holder of this Note to convert this Note in accordance with Section 5.

7.    COVENANTS

(a) Payment of Note. The Company shall promptly make all payments in respect of this Note on the dates and in the manner provided in this Note. The Company shall, to the extent permitted by law, pay interest on overdue amounts at the rate set forth in Section 2 of this Note, which interest on overdue amounts (to the extent that the payment of such interest shall be legally enforceable) shall accrue from the date such amounts become overdue.

(b) Financial Reports. The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall mail copies of all such reports, information and other documents to the Holder.

(c) Liquidation. The Board of Directors or the shareholders of the Company may not adopt a plan of liquidation, which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (any such sale, lease, conveyance or other disposition substantially as an entirety being governed by Section 7(e)); and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan, and prior to making any liquidating distributions, redeem this Note pursuant to Section 4.

(d) Merger, Consideration and Sale of Assets, Etc. The Company shall not consolidate with or merge with or into any other Person, and the Company shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, transfer, lease or otherwise depose of all or substantially all of the property and assets of the Company and its Subsidiaries taken as a whole to any Person or Persons in a single or series of related transactions, unless:

(i) either (x) the Company shall be the resulting or surviving entity, or (y) such person expressly assumes all the obligations of the Company under this Note; and

(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

(e) Successor Corporation Substituted. Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company and its Subsidiaries in accordance with Section 7(d), the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for,

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and may exercise every right and power of, the Company under this Note with the same effect as if such successor corporation had been named as the Company herein.

(f) Further Instruments and Acts. Upon the request of the Holder, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this Note.

8.    DEFAULTS AND REMEDIES

(a) Events of Default. Each of the following shall be an “Event of Default” for purposes of this Note:

(1) failure to pay principal of this Note when due;

(2) failure to pay any interest on this Note when due, continued for 30 days or more;

(3) failure to pay the Redemption Price on this Note when same becomes due and payable;

(4) failure to perform any other covenant, warranty or agreement of the Company under this Note, continued for 30 days or more after written notice to the Company by the Holder;

(5) there shall be, with respect to any issue or issues of Indebtedness of the Company or any of its Subsidiaries having an outstanding principal amount of $5,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (x) an event of default that has caused the holders thereof (or their representatives) (i) to declare such Indebtedness to be due and payable prior to its scheduled maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 45 days following such acceleration and/or (ii) to commence judicial proceedings to foreclose upon, or to exercise remedies under applicable law or applicable security documents to take ownership of, the property or assets securing such Indebtedness and/or (y) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 45 days of such payment default;

(6) the rendering of a final judgment or judgments against the Company or any of its Subsidiaries in an amount of $5,000,000 or more which remains undischarged or unstayed for a period of 60 days;

(7) the Company or any of its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

(A) admits in writing its inability to pay its debts generally as they become due,

(B) commences a voluntary case or proceeding,

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(C) consents to the entry of an order for relief against it in an involuntary case or proceeding,

(D) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it,

(E) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(F) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing;

(8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Company or any of its Subsidiaries in an involuntary case or proceeding,

(B) appoints a Custodian for the Company or any of its Subsidiaries or for all or substantially all of their property, or

(C) orders the liquidation of the Company or any of its Subsidiaries, and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured; or

(9) Failure to deliver shares of Common Stock (or cash in lieu of fractional shares) when such Common Stock (or cash in lieu of fractional shares) is required to be delivered, upon conversion of this Note and such failure is not remedied for a period of 10 days.

(b) Acceleration. If an Event of Default with respect to this Note (other than an Event of Default specified in clause (7) or (8) of Section 8(a) with respect to the Company) occurs and is continuing, the Holder by notice in writing to the Company may declare the unpaid principal of and accrued interest to the date of acceleration on this Note to be due and payable immediately and, upon any such declaration, such principal amount and accrued interest, notwithstanding anything contained in this Note to the contrary, will become immediately due and payable. If an Event of Default specified in clause (7) or (8) of Section 8(a) with respect to the Company occurs, this Note will ipso facto become immediately due and payable without any declaration or other act on the part of the Holder.

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(c) Remedies. If an Event of Default occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on this Note or to enforce the performance of any provision of this Note. A delay or omission by the Holder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

(d) Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Company, but will suffer and permit the execution of every such power as though no such law had been enacted.

9. REGISTRATION, TRANSFER AND EXCHANGE

(a) Registration of Note. The Company shall cause to be kept at its principal office a register in which the Company shall provide for the registration of this Note and of transfers and exchanges of this Note. The registered Holder of this Note shall be that person or entity in whose name this Note has been registered by the Company. The registered Holder shall be deemed the owner of this Note for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Exchange. At the option of the Holder, and subject to the other provisions of this Note, this Note may be exchanged for other Notes of a like aggregate principal amount, upon surrender of this Note to the Company. Whenever this Note is so surrendered for exchange, and subject to the other provisions of this Note, the Company shall execute and deliver other Notes which the Holder making the exchange is entitled to receive.

(c) Transfer or Exchange of Note. The Company shall transfer or exchange this Note upon the request of the Holder, subject to the fulfillment of the following conditions: (i) the Holder shall surrender this Note to the Company; (ii) the Holder shall deliver to the Company a written instrument of transfer in the form attached hereto as Annex B, duly executed by the Holder; and if the Note is being transferred in reliance upon an exemption from the registration requirements of the Securities Act, a certification to that effect, and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

(d) Payment of Taxes. Notwithstanding any other provision of this Section 9, no transfer of this Note shall be permitted, and no registration of transfer shall be effected unless, prior to the time of such transfer or registration of transfer, the Holder has made arrangements reasonably satisfactory to the Company for payment or reimbursement of any and all Taxes

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which would, in the absence of payment by the transferor, be required to be paid by the Company as a result of such transfer. No service charge shall be made for any registration of transfer or exchange.

(e) Legend. Except as permitted by Section 9(f), this Note (and all Notes issued in exchange therefor or substitution of this Note) shall, so long as appropriate, bear a legend (the “Legend”) to substantially the following effect (each, a “Transfer Restricted Security”):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS REGISTERED UNDER THE SECURITIES ACT, OR IN A TRANSACTION WHICH IS EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ADDITIONALLY, THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THIS NOTE, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS NOTE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER.

(f) Removal of Legend. At such time as any Transfer Restricted Security may be freely transferred without registration under the Securities Act and without being subject to transfer restrictions pursuant to the Securities Act, the Company shall permit the Holder of such Transfer Restricted Security to exchange such Transfer Restricted Security for a new Note which does not bear the applicable portion of the Legend upon receipt of an appropriate certification from such Holder and, at the request of the Company, upon receipt of an opinion of counsel, reasonably acceptable to the Company, that the transfer restrictions contained in the Legend are no longer applicable. In addition, at such time as this Note is no longer subject to the transfer conditions set forth herein, the Company shall permit the Holder of such Note to exchange such Note for a new Note which does not bear the portion of the Legend referring to such transfer conditions.

(g) Replacement of Lost, Stolen or Destroyed Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will issue a new Note, of like tenor, in the amount of unpaid principal of this Note, in lieu of such lost, stolen, destroyed or mutilated Note.

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10. MISCELLANEOUS

(a) Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally, sent by nationally recognized overnight delivery service or facsimile (receipt confirmed) or mailed by first-class mail, postage prepaid, addressed as follows:

(i)	if to the Company, to:

International Assets Holding Corporation

220 E. Central Parkway

Suite 2060

Altamonte Springs, Florida 32701

(ii)	if to the Holder, at its address appearing in the register maintained by the Company pursuant to Section 8 hereof.

Any such notice or communication shall be deemed to be delivered (x) on the date delivered, if delivered personally, (y) on the day after the notice is delivered into the possession and control of a nationally recognized overnight delivery service, duly marked for delivery to the receiving party or (z) three Business Days after being mailed by first-class mail, postage prepaid. The Company, by written notice to the Holder, may designate a different address for subsequent notices or communications.

(b) Successors. All agreements of the Company in this Note shall bind its successor.

(c) Severability. Each provision of this Note shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d) Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed this as of                 , 2004.

INTERNATIONAL ASSETS HOLDING CORPORATION

By:

Name:

Title:

B-20

ANNEX A

CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box: ☐

To convert only part of this Note, state the amount to be converted:

$

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

Date:

Your signature:

(Sign exactly as your name appears on this Note)

*Signature guaranteed by:

•	The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.

B-21

ANNEX B

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint

as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:
(Signed exactly as name appears on this Note)

Signature Guarantee:
(The signature must be guaranteed by a bank, a trust company or a member firm of the New York Stock Exchange.)

B-22

Proxy

International Assets Holding Corporation

220 E. CENTRAL PARKWAY

SUITE 2060

ALTAMONTE SPRINGS, FLORIDA 32701

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DIEGO J. VEITIA AND SEAN M. O’CONNOR, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INTERNATIONAL ASSETS HOLDING CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON FEBRUARY 2, 2004, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE ON MARCH 26, 2004, OR ANY ADJOURNMENT THEREOF.

1.     To elect six directors to serve until the 2005 annual meeting of the shareholders.

FOR all nominees listed (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below

Diego J. Veitia         Sean M. O’Connor         Scott J. Branch         Edward R. Cofrancesco         Robert A. Miller         John Radziwill

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.     To approve an amendment to the International Assets Holding Corporation 2003 Stock Option Plan to increase the total number of shares available for issuance under the plan from 750,000 to 1,000,000 shares.

FOR	AGAINST	ABSTAIN

3. To ratify the appointment of KPMG LLP as the Company’s Independent accountants for the 2004 fiscal year.

FOR	AGAINST	ABSTAIN

4.     To authorize the issuance of up to 2,286,956, shares of common stock upon the conversion or exercise of certain convertible notes and warrants to be issued by the Company, including the issuance of up to 330,435 shares to the Company’s executive officers and directors.

FOR	AGAINST	ABSTAIN

5.     To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 8,000,000 shares to 12,000,000 shares.

6.     In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified in the foregoing items 1, 2, 3, 4 and 5 by the undersigned shareholder(s). The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, the shares will be voted in favor of items 1, 2, 3, 4 and 5.

Signature(s) of Shareholder(s)

Dated , 2004

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.